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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported):     April 14, 2000

                            Paradyne Networks, Inc.
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               (Exact Name of Registrant as Specified in Charter)


        Delaware                       000-26485                75-2658219
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                       Identification No.)

                            8545 126th Avenue North
                              Largo, Florida 33773

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          (Address of Principal Executive Offices, including Zip Code)


       Registrant's telephone number, including area code: (727) 530-2000


                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         On April 14, 2000, Paradyne Networks, Inc. (the "Company") completed the purchase of substantially all of the assets of Control Resources Corporation, a Delaware corporation and a wholly owned subsidiary of P-Com, Inc., a Delaware corporation, pursuant to an Asset Purchase Agreement dated as of April 5, 2000 among the Company, Paradyne Corporation, a Delaware corporation and a wholly owned subsidiary of the Company, P-Com, Inc. and Control Resources Corporation. According to the terms of the Asset Purchase Agreement, Paradyne Corporation is the purchaser of the transferred assets.

         The purchase price of the assets was approximately $7,768,000. Of the total purchase price, $3,100,000 was paid by Paradyne Corporation on the closing date in immediately available funds by wire transfer. The remainder of the purchase price was in the form of a promissory note, bearing interest at a rate equal to the prime rate of U.S. commercial banks as published in the Wall Street Journal, payable to the order of Control Resources Corporation from Paradyne Corporation.

         At the option of Paradyne Corporation, the principal amount of the promissory note and any interest payable thereon shall be paid by Paradyne Corporation either (i) on or before September 15, 2000 by wire transfer of immediately available funds, or (ii) on September 15, 2000 by the (a) issuance to Control Resources Corporation of common stock of the Company with the number of such shares based on the average closing price of such shares on the 7 business days immediately preceding the day such shares of common stock of the Company are delivered to Control Resources Corporation, and (b) delivery of a check to Control Resources Corporation for the difference between the total value of such shares and the full amount due under the promissory note.

         The purchase price was funded out of working capital.

         Prior to the consummation of the above-described transaction, the acquired assets were used by Control Resources Corporation primarily in the business of designing, manufacturing, and selling communications products for network and information service providers. Paradyne Corporation and the Company intend to primarily dedicate the purchased assets for this use.

ITEM 7.           FINANCIAL STATEMENTS

         (a)      Financial Statements of Business Acquired

         The financial information required to be filed by Article 3 of Regulation S-X presently is being prepared but is not yet available. The financial information will be filed with the Commission as an amendment to this report under cover of Form 8-K/A on or before June 28, 2000.


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         (b)      Pro Forma Financial Information

         The pro forma financial information required to be filed by Article 11 of Regulation S-X presently is being prepared but is not yet available. The pro forma financial information will be filed with the Commission as an amendment to this report under cover of Form 8-K/A on or before June 28, 2000.

         (c)      Exhibits

                  The following exhibits are filed herewith:

                  Exhibit No.               Description
                  -----------               -----------
                  2                         Asset Purchase Agreement dated as
                                            of April 5, 2000 among the Company,
                                            Paradyne Corporation, P-Com, Inc.,
                                            and Control Resources Corporation.

                  99.1                      Press Release dated April 6, 2000.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 1, 2000

                                 PARADYNE NETWORKS, INC.


                                  /s/ Patrick M. Murphy
                                 ---------------------------------------------
                                 Patrick M. Murphy
                                 Senior Vice President, Treasurer and
                                 Chief Financial Officer

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                                 EXHIBIT INDEX

         The following exhibits are filed as part of this Report.


Exhibit No.                         Description                                         Page No.
-----------                         -----------                                         --------
2                                   Asset Purchase Agreement dated April 5
                                    among the Company, Paradyne
                                    Corporation, P-Com, Inc., and Control
                                    Resources Corporation.

99.1                                Press Release dated April 6, 2000.

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